Exhibit 10.27

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

RENEWAL AND AMENDMENT TO THE

AMENDED AND RESTATED SERVICES AGREEMENT

This “Renewal and Amendment” is to the AMENDED AND RESTATED SERVICES AGREEMENT (the “Agreement”), dated June 29, 2015, by and between Accolade, Inc., a Delaware corporation (“Accolade”) and Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of itself, its Affiliates and The Comcast Comprehensive Health arid Welfare Plan (“Comcast”). Accolade and Comcast are each a “Party” and collectively referred to as the “Parties.”

Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement. Section references herein, if any, shall refer to Section references in the Agreement. Added text is shown in italics.

WHEREAS, the Agreement will expire as of 11:59 p.m. EST on December 31, 2017, unless extended by the Parties; and

WHEREAS, as part of a revised commercial deal relating to Accolade Services, the Parties agree to renew and extend the Agreement until 11:59 p.m. EST on December 31, 2020;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Accolade and Comcast hereby agree to renew and amend the Agreement as follows:

EFFECTIVE DATE

This Renewal and Amendment will be effective when executed by both Parties. Any revisions pertaining to Service Years subsequent to the end of Service Year [***] shall be effective on the dates referenced expressly herein.

AMENDMENTS TO THE AGREEMENT

1.                                      Replace Section 3.1.4 with the following:

“Assist Comcast in obtaining the cooperation of, and cooperate with reasonable requests from, all third party vendors, including but not limited to health plan administrators, employee benefits administrators and data providers,’

2.                                      In Section 3.1.10.3, replace the section reference in the third line with “Section 3.1.10”.

3.                                      In Section 3.1.10.4, replace the section reference with “Section 3.1.10”.

4.                                      Replace Section 3.2.2 with the following:

“Encourage cooperation from Comcast’s past, current and future third party vendors including all health plan administrators, all employee benefits administrators and assist Accolade in obtaining the necessary data feeds from data providers in a timely fashion, including, but not limited to, access to claims and network provider data from claims processors and enrollment updates from third-party benefits administrators. Comcast will keep Accolade informed of any changes in or additions to any such third party vendors;”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

5.                                      Renumber Section 5.2.4 as 5.2.5, and add a new Section 5.2.4, as follows:

“5.2.4 Beginning [***], the annual Base Fee shall be [***] per employee per month (“PEPM”) [***]. An “employee ‘‘ refers to an active employee of Comcast that is enrolled in a self-insured medical health plan administered by the Comcast Comprehensive Health and Welfare Plan or a former employee that is an active participant in a COBRA plan supported by Comcast.”

6.                                      Amend Section 5.3.1 as follows:

“5.3.1 Accolade shall meet the performance metrics (“Metrics”) set forth in Exhibit F (“Performance Guarantees”), as may be amended or substituted by mutual agreement of the Parties in accordance with Section 5.3.2 below. Failure to meet such Performance Guarantees may result in a payment to Comcast, as further described in Exhibit F, which payment from Service Year [***] forward shall [***] for each Service Year.”

7.                                      Amend Section 5.3.2, as follows;

“5.3.2 Any of the Performance Guarantees, the Metrics for measuring the Performance Guarantees or the payment to Comcast for failing to meet any Performance Guarantee may be eliminated or changed at any time upon the mutual written agreement of the Parties. In addition, on an annual basis, at [***] to the start of the next Service Year during the Term beginning in [***], the Parties will use commercially reasonable efforts to discuss and mutually agree to any adjustments to the Performance Guarantees and Metrics for the following Service Year. Performance Guarantees for the following Service Year will not be effective unless and until mutually agreed by the Parties. In the event the Parties fail to reach an agreement on new Performance Guarantees before the start of the following Service Year, the Performance Guarantees from the previous Service Year shall continue until the Parties reach such agreement.”

8.                                      With respect to Service Year [***] and subsequent Service Years, delete Section 5.4 in its entirety

9.                                      Insert a new Section 5.5. as follows:

“5.5                        [***] During the Term commencing on January I, 2018 and to the extent permitted by applicable laws (including applicable anti-trust laws), [***] In the event that Accolade [***] Accolade shall promptly notify Comcast of such determination. If Comcast desires to [***] Upon not less than thirty (30) days’ written request by Comcast, limited to once per calendar year, during normal business hours in a manner designed to avoid material disruption to Accolade’s operations, and at Comcast’s sole expense, Accolade agrees to allow [***] Accolade and Comcast will meet promptly to discuss any finding of non-compliance with this Section. [***].

10.                               In Section 6.1.5, after “Service Year [***]” add “and each Service Year thereafter during the Term,”

11.                               Amend Section 6.1.6, as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

“6.1.6               For Additional Groups, Comcast shall pay an amount equal to the PMPM or PEPM amount used for the most recent Billing Period multiplied by the number of Members or Comcast employees, as applicable, in the Additional Group multiplied by the number of months remaining in the applicable Billing Period, or such other amount as may be agreed between the Parties in accordance with Section 4, above.”

12.                               In Section 6.2, after “Within [***] of the end of each fiscal quarter,” add “or at the times set forth in Exhibit F,”.

13.                               In Section 6.3, after “Within [***] of the end of each Service Year,” add “or at the times set forth in Exhibit G”.

14.                               In Section 8.1.2, at the end of subsection (1), add [***]

15.                               Replace the last sentence of Section 8.2 with the following: “Notwithstanding the foregoing, Comcast hereby expressly consents to Accolade and/or its approved subcontractors performing Services in the following non-US. jurisdictions: [***].”

16.                               Add a new Section 8.5 (Data Rights), as follows:

“8.5                        Data Rights.

8.5.1                     Within [***] of the Effective Date of Termination or expiration of the Agreement for any reason, or longer period if reasonable under the circumstances and mutually agreed to by the Parties, Accolade shall deliver to Comcast (or its designee), in a form to be mutually agreed by the Parties, those data elements set forth in Exhibit D-1 (the “Accolade Member Data”) related to Accolade Services for Comcast Members. Delivery of Accolade Member Data in accordance with this Section 8.5 shall be subject to payment of Accolade’s reasonable costs associated with the collection, formatting and delivery of data to Comcast or its designee.

8.5.2                     The Accolade Member Data shall not include any data that (i) Accolade is prohibited from providing pursuant to applicable law, rule or regulation, including applicable privacy laws; (ii) Accolade is restricted from sharing with Comcast by virtue of its agreements with third parties, such as proprietary information embedded in claims data received from Comcast’s health plan carriers; or (iii) constitutes Accolade’s Confidential Information. Accolade Member Data shall only be used by Comcast (or its designees) consistent with the terms and conditions of Section 8.4 above.

8.5.3                     Accolade shall retain rights to use the Accolade Member Data for its business purposes, subject to applicable law, rule or regulation, including applicable privacy laws.”

17                                  Replace Section 10.1 with the following:

“10.1                 Term. The term of this Agreement (the “Term”) will begin on the Effective Date and expire at 11:59 p.m. EST on December 31, 2020, unless earlier terminated in accordance with Section 10.2 or Section 10.3 below, and may be renewed by mutual written

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

agreement for additional terms with mutually agreeable adjustments to the terms and conditions of this Agreement.”

18.                               Amend Section 10.2.2, as follows:

“10.2.2        [***]

19.                               Amend Section 10.3.1, as follows:

“10.3.1        [***]

20.                               In Section 20.2 (Notices), replace “Thomas K. Spann” with “Rajeev Singh, CEO” and add the following:

“With a copy to:

Accolade, Inc.

660 Germantown Pike, Suite 500

Plymouth Meeting, PA 19462

Attn: Legal’

21.                               Delete Section 20.10 in its entirety and replace with the following:

“Federal Contractor Requirements. To the extent applicable, Comcast and Accolade shall abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a). These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, gender identity, sexual orientation, sex, or national origin. Moreover, these regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, national origin, protected veteran status or disability. The parties also agree that, as applicable, they will abide by the requirements of Executive Order 13496 (29 CFR Part 471, Appendix A to Subpart A), relating to the notice of employee rights under federal labor laws.”

22.                               Insert a new Section 2015, as follows:

“Local Wage and Benefit Ordinances and Standards. In certain jurisdictions, Comcast may be required to comply with local wage and benefit ordinances and standards (“Standards”), which typically require employers to pay employees wages at a rate that exceeds the minimum wage levels established by state and federal law and/or to provide a certain level of benefits. As a result of this Agreement, Accolade also may be required to comply with applicable Standards. Consequently, the Accolade agrees that it will take all necessary steps to ensure it understands the scope of all applicable Standards, including consultation with its local human resources professionals and/or legal counsel, and, to the extent it is covered or workers provided to Comcast are covered, to ensure compliance with all such Standards.”

24.                               Accolade hereby agrees to provide Comcast with all outstanding Quarterly Utilization Review reports and Monthly Utilization Review reports (collectively, the “Utilization Reports”) dating back to Q4 2016 by [***] (“Report Delivery Deadline”). For clarity, the outstanding

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Utilization Reports are as follows: Q42016 Quarterly Utilization Review; Q12017 Quarterly Utilization Review; and the February 2017, March 2017, April 2017, May 2017 and June 2017 Monthly Utilization Reviews. Such Utilization Reports shall be materially accurate and include any Utilization Reports that are outstanding awaiting correction. In the event of any delay past the Report Delivery Deadline, Accolade shall [***] until such Utilization Reports are delivered. On an ongoing basis, Accolade shall provide Comcast with all Monthly Utilization Review reports [***] following the end of the applicable reporting period (“Ongoing Monthly Report Delivery Deadline”), subject to Accolade timely having received required third party data to produce such reports. Further, on an ongoing basis, Accolade shall provide Comcast with all Quarterly Utilization Review reports [***] following the end of the applicable reporting period (“Ongoing Quarterly Report Delivery Deadline”), subject to Accolade timely having received required third party data to produce such reports. The Parties agree that the Quarterly Utilization Review report will contain [***]. In the event of any delay past the applicable Ongoing Report Delivery Deadline, Accolade shall [***]:

[***] the Applicable Ongoing Delivery Deadline:  [***] the Applicable Ongoing Delivery Deadline;

[***] the Applicable Ongoing Delivery Deadline:  [***] the Applicable Ongoing Delivery Deadline; or

[***] the Applicable Ongoing Delivery Deadline:  [***] the Applicable Ongoing Delivery Deadline.

If either of the Utilization Reports are modified, the parties shall mutually agree to adjust, as reasonably necessary, the Ongoing Monthly Report Delivery Deadline, or the Ongoing Quarterly Report Delivery Deadline, as applicable.

Except as expressly set forth herein, the terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the terms of this Renewal and Amendment and the Agreement, the terms of this Renewal and Amendment will govern.

IN WITNESS WHEREOF, the Parties hereto, by their duly authorized representatives, have executed this Amendment.

Comcast Cable Communications Management, LLC		Accolade, Inc.

By:	/s/ Shawn Leavitt	By:	/s/ Rajeev Singh

Name:	Shawn Leavitt	Name:	Rajeev Singh

Title:	SVP, Total Rewards	Title:	CEO

Date:	10/19 , 2017	Date:	10/20 , 2017

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT D-1

DATA RIGHTS

Pursuant to Section 8.5 of the Agreement, as amended, Accolade will deliver the following Accolade Member Data to Comcast in a mutually agreeable form:

[***]

The Parties acknowledge that over time the nature of data collected may change as the Parties tailor their respective operations. Accolade will notify Comcast of any material changes to the above listing of Accolade Member Data.

In addition, subject to the terms of the Agreement, as amended, Accolade shall deliver to Comcast’s selected third party the Accolade Member Data described above as well as such Accolade Member Data as requested by Comcast, which may include but is not limited to: [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1

TO

WARRANT TO PURCHASE COMMON STOCK OF ACCOLADE, INC.

This AMENDMENT NO. l (this “Amendment”) dated as of [            ], 2017 is made to that certain WARRANT TO PURCHASE COMMON STOCK OF ACCOLADE, INC. dated July 6, 2015 (the “Warrant”) issued by Accolade, Inc., a Delaware corporation (the “Company”), to Comcast Holdings Corporation (successor by merger to Comcast Alpha Holdings, Inc.), a Pennsylvania corporation (the “Holder”). The Company and the Holder are each referred to as a “Party” and collectively referred to as the “Parties.” Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Warrant. Section references herein, if any, shall refer to Sections of the Warrant.

RECITALS:

WHEREAS, the Company issued the Warrant to the Holder in connection with that certain Amended and Restated Services Agreement dated June 29, 2015 by and between the Company and Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan (“Comcast”), as amended (the “Services Agreement”): and

WHEREAS, the Company and Comcast have agreed to extend the Services Agreement and, in connection with such extension, to change the rate at which payments will be calculated under the extended Services Agreement for the period following January 1, 2018 from Per Member Per Month (PMPM) to Per Employee Per Month (PEPM); and

WHEREAS, the Parties desire to amend the Warrant to update the vesting schedule to reflect (i) Shares that have become Vested Shares prior to the date of this Amendment and (ii) the change in how payments will be calculated under the extended Services Agreement, all as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      The Warrant is hereby amended to add a definition for the term “Issue Date”, which shall mean the original date of issuance of the Warrant, being July 6, 2015.

2.                                      Section 1.2 of the Warrant is hereby amended and restated to read in its entirety as follows:

“1.2                         Vesting Schedule. The number of Shares which Holder is at any time entitled to purchase hereunder (the “Vested Shares”) shall equal:

[***]

For purposes of this Warrant:

(a)                                 Each date referenced in the foregoing Sections 1.2.1 through 1.2.5 (inclusive) is referred to herein as a “Vesting Date.”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

(b)                                 [***]

(c)                                  In the event that Accolade is unable to calculate [***] by the Vesting Date, Accolade shall make such calculation within forty-five (45) days thereafter, and such determination of [***] shall be retroactive to the Vesting Date.

(d)                                 For the avoidance of doubt, the vesting of the Shares attributable to any particular Vesting Date shall be independent of the vesting of the Shares attributable to any other Vesting Date, such that (i) Shares shall become Vested Shares as of the applicable Vesting Date if the applicable [***] threshold is achieved even if the Shares attributable to a prior or subsequent Vesting Date did or do not become Vested Shares because the applicable [***] threshold attributable to such Shares was or is not achieved and (ii) if [***] exceed the applicable [***] threshold in any given calendar year, such excess amount may riot he carried backward or forward to prior or subsequent calendar years in which the applicable [***] threshold was not or is not achieved.”

3.                                      The address of the Holder for notice purposes under the Warrant is hereby updated as follows:

One Comcast Center

1701 John F. Kennedy Blvd.

Philadelphia, PA 19103

Attn: General Counsel

Email: corporate_legal@comcast.com

4.                                      The Warrant, as amended by this Amendment, is hereby ratified, approved and confirmed in each and every respect. Except as specifically amended herein, the Warrant shall continue in full force and effect in accordance with the terms thereof. All references to the Warrant (whether in the Warrant or in any other agreement or document) shall refer to the Warrant as amended by this Amendment.

5.                                      For the sake of clarity, no additional Shares will vest solely as a result of this Amendment.

[signature page .follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

6.                                      This Amendment may be executed in counterparts, all of which together shall constitute one and the same agreement. This Amendment may be executed by facsimile or portable document format (pdf) signatures.

5.                                      This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

IN WITNESS WHEREOF, the Parties hereto, by their duly authorized representatives, have executed this Amendment.

Accolade, Inc.		Comcast Holdings Corporation

By:	/s/ Rajeev Singh	By:	/s/ Arthur R. Block
Name:	Rajeev Singh	Name:	Arthur R. Block
Title:	CEO	Title:	Executive Vice President